Pyxis Funds II	Summary Prospectus February 1, 2013

Pyxis Trend Following Fund

Class A  HTFAX    Class C  HTFCX    Class R  HTFRX    Class Y  HTFYX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.pyxisais.com/Funds---Performance. You can also get this information at no cost by calling 1-877-665-1287 or by sending an e-mail request to info@pyxiscap.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated February 1, 2013, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

To provide long-term capital appreciation consistent with capital preservation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Pyxis Funds II alternative funds, equity funds and/or asset allocation funds, or at least $100,000 in Pyxis Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 87 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 62 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of purchase price)	5.75%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%[1]	None	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%	2.00%	2.00%	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Y
Management Fees	2.00%	2.00%	2.00%	2.00%
Distribution and Service (12b-1) Fees	0.35%	1.00%	0.50%	0.00%
Other Expenses	0.33%	0.33%	0.33%	0.33%
Acquired Fund Fees and Expenses	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	3.06%	3.71%	3.21%	2.71%
1	The contingent deferred sales charge (“CDSC”) on Class C Shares is 1.00% for redemption of shares within the first year of purchase. There is no CDSC on Class C Shares thereafter.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$866	$1,466	$2,089	$3,755
Class C: if you did not sell your shares	$373	$1,135	$1,916	$3,958
if you sold all your shares at the end of the period	$473	$1,135	$1,916	$3,958
Class R	$324	$989	$1,678	$3,512
Class Y	$274	$841	$1,435	$3,041

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 848% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund is managed based on signals generated by a proprietary model maintained by the Fund’s sub-adviser (the “Model”). The Model is “technically weighted,” which means that it assigns a greater or lesser importance to asset classes based on signals derived from their price trends. For example, an individual asset class (such as stocks, bonds or commodities) may be assigned a heavier weighting in the portfolio based on its price being above its moving average or a lesser weighting if its price is below its moving average. The net effect being that the investment model switches in and out of broad asset classes based on their trends, providing investors an active asset allocation fund.

These proprietary, top-down strategies are intended to profit from market trends in both directions, with little regard for the prospects of individual equity or debt securities. Specifically, the portfolio manager will seek to take long positions (i.e., buy securities) during upward trends in certain securities prices and conversely sell and/or take short positions during downward trends in the price of such securities. The portfolio manager seeks to lower overall Fund volatility through diversification of asset classes, as well as the use of cash. Additionally, the portfolio manager’s trend-following methods seek to provide returns which are un-correlated to traditional managers and investment “styles,” such as growth and value.

The Fund primarily invests in exchange-traded funds (“ETFs”) which represent these broad asset classes as opposed to securities representing the debt or equity of individual companies. These ETFs invest primarily in (1) U.S. and foreign equity securities; (2) U.S. Government fixed income securities; (3) commodities; and (4) the U.S. dollar. ETFs are investment companies that seek to track the performance of securities indices or baskets of securities. The Fund’s portfolio may include ETFs that invest in both developed and emerging markets in Europe, the Far East, the Middle East, Africa, Australia, Latin America and North America. The Fund also may invest in exchange traded notes (“ETNs”), in much the same manner in which it invests in ETFs. The Fund may also invest directly in the securities which comprise the ETFs and ETNs discussed above, such as individual equities and government obligations, but excluding physical commodities. The Fund’s investments in U.S. fixed income markets may include other investment companies, such as closed-end funds and other open-end mutual funds (together with ETFs, “Underlying Funds”).

The Fund may employ both leveraged investment techniques as well as short positions, which allows the Fund a market exposure which can range from 150% net long (i.e., the Fund has more long (purchased) positions than short (borrowed) positions) to 50% net short (i.e., the Fund has more short (borrowed) positions than long (purchased) positions). Such extremes however, will be uncommon. The Fund may take a “short position” where the portfolio manager believes that the price of a security or value of an index will decline. The Fund may “short” a particular security by borrowing the security and selling it with the intent of later purchasing the security at a lower price. The Fund may also gain short exposure to an index by buying an ETF that has an inverse exposure to the index. The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is not intended to be a complete investment program.

The Fund may use derivatives, primarily swaps, options and futures contracts, as substitutes for securities in which the Fund can invest. The Fund may also use derivatives to an unlimited extent to hedge various investments for risk management and speculative purposes.

In general, under normal market conditions, the portfolio manager makes investment decisions based on signals generated by the Model. Following the Model, the portfolio manager will generally buy investments during upward trends in the price of securities and sell investments or take short positions during downward trends in the price of securities. The portfolio manager also actively employs the use of cash and cash equivalents as a strategic asset class in an attempt to both sidestep market declines as well as lower overall portfolio volatility. During adverse market, economic or political conditions, as defined by the portfolio manager, the portfolio manager may deviate from the Model, including investing up to 100% of the portfolio in cash, cash equivalents, short-term debt securities and/or money market instruments, moving from a long exposure to a short exposure or from a short exposure to a long exposure in the various asset classes, when they feel doing so will help the Fund achieve its objectives of long-term capital appreciation or capital preservation. The sub-adviser may also adjust the Model from time-to-time to change the component constituents of the Model or in an attempt to improve the Model’s ability to implement a trend-following strategy. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objectives, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Exchange-Traded Funds Risk is the risk that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. A Fund’s investments in certain commodities-linked ETFs may be limited by tax considerations, including the Fund’s intention to qualify annually as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxation” below.

Exchange-Traded Notes Risk is the risk that ETNs in which the Fund may invest are subject to credit risk and the value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or other related markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events.

Pyxis Funds II Summary Prospectus

February 1, 2013

ETNs are debt securities whose returns are linked to a particular index. The Fund will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s investments in certain commodities-linked ETNs may be limited by tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code. See “Taxation” below.

Tax Status Risk is the risk that the Fund’s ability to invest in certain commodity-related instruments, including in certain commodity-linked ETFs and ETNs, is or may be limited by the Fund’s intention to qualify as a RIC under the Code, and, if the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a RIC under one or more of the qualification tests applicable to RICs under the Code. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See “Taxation” below.

Foreign Investment Risk is the risk that investing in foreign (non-U.S.) securities either directly or indirectly through investments in Underlying Funds may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid. These risks may be heightened for emerging markets securities. Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

Government Securities Risk is the risk associated with U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Derivatives Risk is the risk that an investment in derivatives, such as swaps, options and futures, may not correlate completely to the performance of the underlying securities or index and may be volatile, and may result in a loss greater than the principal amount invested. Equity derivatives may also be subject to liquidity risk, as well as the risk that the derivative is mispriced and that the value established for a derivative may be different than what would be produced through the use of another methodology or if it had been priced using market quotations.

Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Mid-Cap Company Risk is the risk of investing either directly or indirectly through investments in Underlying Funds in securities of mid-cap companies that could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Model Risk is the risk that the Model used by the Fund to determine or guide investment decisions may not achieve the objectives of the Fund. Additionally, the portfolio manager of the Fund is able to adjust the Model or, under certain adverse conditions, to deviate from the Model employed by the Fund. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the portfolio manager had not adjusted or deviated from the Model.

Non-Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers.

Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase its transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Securities Market Risk is the risk that the value of securities owned by the Fund either directly or indirectly through investments in Underlying Funds may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in Underlying Funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Underlying Funds Risk is the risk that ETFs, mutual funds and closed-end funds in which the Fund may invest are subject to investment advisory and other expenses, which will be paid indirectly by the Fund and its shareholders. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs, mutual funds and closed-end funds and may be higher than other mutual funds that invest directly in stocks and bonds. The closed-end fund shares may differ from their net asset value. Underlying Funds are subject to specific risks, depending on the nature of the fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance

The Fund was organized to acquire the assets and liabilities of the Incline Capital Trend Following Fund (the “Predecessor Fund”) in exchange for Class A Shares of the Fund. Accordingly, the Fund is the successor to the Predecessor Fund, and the following information was derived from the performance records of the Predecessor Fund through September 23, 2011. The Fund has substantially similar objectives, strategies and policies as the Predecessor Fund, which was advised by the Fund’s sub-adviser.

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year since the Predecessor Fund’s inception and by showing how the average annual returns for the Fund’s Class A Shares compared to those of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Class C, Class R and Class Y Shares of the Predecessor Fund were not offered, and Class C, Class R and Class Y Shares were not sold, prior to the date of this Prospectus. The returns of Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated performance information is available by visiting www.pyxisais.com/Funds—Performance or by calling 1-877-665-1287.

Calendar Year Total Return

The bar chart shows the performance of the Fund’s Class A shares as of December 31.

The highest calendar quarter total return for Class A Shares of the Fund was 8.23% for the quarter ended December 21, 2010 and the lowest calendar quarter total return was -8.26% for the quarter ended December 31, 2011. The Fund’s year-to-date total return for Class A Shares through December 31, 2012 was -5.14%.

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	Since Inception (3/31/09 for Index)
Class A (inception 3/31/09)
Returns Before Taxes	-10.58%	-3.72%
Return After Taxes on Distributions	-10.58%	-12.19%
Return After Taxes on Distributions and Redemptions	-6.88%	-10.28%
BofA Merrill Lynch US Dollar LIBOR 3 Month Constant Maturity Index (reflects no deduction for fees, expenses or taxes) [1]	0.51%	0.46%
[1]	The BofA Merrill Lynch US Dollar LIBOR Month Constant Maturity Index tracks the interest rate offered by a specific group of London banks for U.S. dollar deposits with a three-month maturity.

After-tax returns in the table above are shown for Class A Shares only and will differ for Class C, Class R and Class Y

Pyxis Funds II Summary Prospectus

February 1, 2013

Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and redemptions is higher than the average annual return before taxes and the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Pyxis Capital, L.P. serves as the investment adviser to the Fund and Incline Analytics LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Portfolio manager experience in this Fund	Title with Sub-Adviser
Michiel Hurley, CMT	Since inception	President and Portfolio Manager

Purchase and Sale of Fund Shares

Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Purchase minimum (for Class R and Class Y Shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	$1 million*
Subsequent Investments	None	None

*   The $1 million minimum initial investment requirement only applies to eligible institutional investors purchasing shares for their own account directly from the Fund.

Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by such eligible investors.

Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at www.pyxisais.com/Tools/Forms.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Pyxis Funds II — Pyxis Trend Following Fund, PO Box 8656, Boston, Massachusetts 02266-8656, or

•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gain, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Pyxis Funds II Summary Prospectus

February 1, 2013

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